UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 13, 2008
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 13 2008, Robert D. Campbell resigned as Senior Vice President and General Counsel of Noble Corporation (the “Company”) in connection with his retirement from the Company.
     In connection with Mr. Campbell’s leaving the Company, the Company and Mr. Campbell have executed a Separation Agreement, dated May 13, 2008 (the “Separation Agreement”). Under the Separation Agreement, Mr. Campbell will receive severance pay of $300,000. The terms of the Separation Agreement further provide for a general release and other customary provisions. A copy of the Separation Agreement between Mr. Campbell and the Company is attached hereto as Exhibit 10.1

Item 9.01	Financial Statements and Exhibits.
          (d)      Exhibits

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Separation Agreement between Noble Corporation and Robert D. Campbell, dated May 13, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
By:	/s/ Julie J. Robertson
Julie J. Robertson
Executive Vice President and Corporate Secretary

Date: May 16, 2008

EXHIBIT INDEX

No.	Description

10.1	Separation Agreement between Noble Corporation and Robert D. Campbell, dated May 13, 2008

4